UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

CAMCO INVESTORS FUND

June 30, 2008

Dear Fellow Shareholders,

We are pleased to bring to you this mid-year update of the CAMCO Investors Fund.  In spite of an extremely challenging stock market this year, the Fund has delivered a positive return of +3.07% for 2008 year-to-date performance through June 30th.   Although this may seem to be a modest return at first glance, the performance of the Fund so far this year has been comparatively outstanding.  The positive return of 3.07% for the Fund compares most favorably to a negative return of -13.72% for our benchmark, the Domini 400 Social Index and to a negative return of -12.83% for the S+P 500 Index.  Our outstanding performance was recognized by Lipper, the leading mutual fund rating service, which ranked the CAMCO Investors Fund the #2 fund out of 345 mid-cap core funds for 2008 year-to-date performance.

This year has been difficult due to the continued collapse of financial stocks, primarily those tied to real estate lending, the swift increase in energy and commodity prices, and a significant drop in consumer confidence, which has hurt stocks dependent upon continued consumer spending.  The Fund has been able to avoid much of the carnage this year for a couple of reasons.  First, we reduced the Fund exposure to financial stocks last year, and have resisted the desire to bottom fish this sector, believing stock prices in this sector would get worse before they hit bottom.  This has been the case so far in 2008.  Second, in spite of solid gains already seen prior to 2008, we decided to maintain our positions in energy and materials related stocks, such as Chesapeake Energy, Petrohawk Energy and Compass Minerals, believing the current fundamentals did not warrant profit taking yet.  This also proved to be a successful strategy this year.  Finally, we benefited from other positions such as Oriental Financial, Silicon Image and Trinity Industries, which all produced gains this year for the Fund.  The Fund didn’t totally avoid the market sell off as Real Estate Investment Trusts (REITs), retailers and housing related holdings led by Ashford Hospitality Trust, American Eagle Outfitters, JER Investors Trust and Eagle Materials underperformed and reduced 2008 performance.

As we look ahead to the rest of 2008, we continue to be optimistic as we indicated in our last report.  Although we may be in for more choppiness in the short run, we are bullish in the long run.  We believe that the problems associated with housing, energy and commodity prices, consumer confidence and extreme investor pessimism will take some time to abate.  However, we also believe that when the bottom is made, if has not been made already, that we will be left with significantly undervalued stocks with improving fundamentals ahead.  This is the scenario which we believe should lead to higher stock prices over the longer term.  Your management team continues to look for quality companies, especially those which have raised dividends in spite of this market and have insiders voting with their own pocketbooks by buying company stock.  We believe that this strategy should continue to benefit all of us as shareholders.

Thanks again for your confidence in us and we will continue to work hard to help you invest both ethically and profitably.

With Kindest Regards,

Rick Weitz

Dennis Connor

Portfolio Manager

President

July 2008

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2008 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	June 30, 2008 (Unaudited)

Shares		Value

COMMON STOCKS - 84.02%

Beverages - 2.20%
4,500	Coca Cola Co.	$ 233,910

Capital Markets - 1.03%
2,955	Fidelity National Info Services, Inc.	109,069

Commercial Banks - 2.14%
16,000	Oriental Financial Group, Inc.	228,160

Communications Equipment - 2.65%
3,100	L-3 Communications Holdings, Inc.	281,697

Computers & Peripherals - 0.63%
3,600	Sandisk Corp. *	67,320

Construction & Enineering - 1.13%
7,900	Meritage Homes Corp. *	119,843

Construction Materials - 1.79%
7,500	Eagle Materials, Inc.	189,975

Consumer Finance - 0.20%
1,000	Broadridge Financial Solutions, Inc.	21,050

Containers & Packaging - 1.43%
8,000	Sealed Air Corp.	152,080

Electrical Equipment - 4.60%
5,442	Dominion Resources, Inc.	258,441
6,450	Tyco Electronics Ltd. (Bermuda)	231,039
		489,480
Electronic Equipment & Instruments - 5.73%
17,275	Flextronics International Ltd. (Singapore) *	162,385
20,000	Ion Geophysical Corp. *	349,000
2,450	Tyco Laboratories Ltd.	98,098
		609,483
Food & Staples Retailing - 1.55%
6,000	Sysco Corp.	165,060

Health Care Equipment & Supllies - 9.81%
4,450	Covidien Ltd. (Bermuda)	213,111
7,200	Medtronic, Inc.	372,600
3,500	Stryker Corp. *	220,080
3,500	Zimmer Holding, Inc. *	238,175
		1,043,966
Health Care Technology - 0.51%
14,025	Trinity Biotech,Plc ADR (Ireland) *	54,137

Insurance - 4.20%
6,000	American Financial Group, Inc.	160,500
5,762	Fidelity National Financial, Inc.	72,601
14,500	Montpelier Re Holdings Ltd. (Bermuda)	213,875
		446,976
Machinery - 2.50%
7,000	Graco, Inc.	266,490

Metals & Mining - 6.81%
4,000	Alcoa, Inc.	142,480
4,500	Compass Minerals International, Inc.	362,520
1,400	Freeport Mcmoran Copper, Inc.	164,066
4,000	Titanium Metals Corp.	55,960
		725,026
Oil, Gas Consumable Fuels - 19.15%
12,000	Chesapeake Energy Corp.	791,520
4,500	Cimarex Energy Co.	313,515
5,500	Helix Energy Solutions Group, Inc. *	229,020
4,325	Kinder Morgan Energy Partners, LP	241,032
10,000	Petrohawk Energy Corp. *	463,100
		2,038,187
Pharmaceuticals - 1.47%
13,000	Mylan, Inc. *	156,910

Road & Rail - 1.96%
6,000	Trinity Industries, Inc.	208,140

Semiconductors & Semiconductor Equipment - 3.34%
49,000	Silicon Image, Inc. *	355,250

Software - 2.05%
5,200	Automatic Data Processing, Inc.	217,880

Specialty Retail - 3.87%
9,500	American Eagle Outfitters, Inc.	129,485
2,500	Garmin Ltd. (Cayman Islands) *	107,100
8,450	Lowe's Companies, Inc.	175,337
		411,922
Transportation Infrastructure - 3.27%
8,000	Euroseas Ltd. (Greece)	103,760
6,600	Tsakos Energy Navigation Ltd. (Greece)	244,728
		348,488

TOTAL FOR COMMON STOCKS (Cost $7,988,659) - 84.02%		8,940,499

REAL ESTATE INVESTMENT TRUSTS - 6.33%
20,000	Ashford Hospitality Trust, Inc.	92,400
4,000	Equity One, Inc.	82,200
4,875	Highwood Properties, Inc.	153,172
22,500	Jer Investors Trust, Inc.	141,750
4,000	Ramco Gershenson Properties Trust	82,160
2,600	Saul Centers, Inc.	122,174

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $927,686) - 6.33%		673,856

SHORT TERM INVESTMENTS - 9.61%
1,023,130	US Bank Repurchase Agreement, 1.25%, dated 1/1/2008, due 7/1/2008
	repurchase price $1,023,130, collateralized by U.S. Treasury Bonds	1,023,130

TOTAL INVESTMENTS (Cost $9,939,475) - 99.96%		10,637,485

OTHER ASSETS LESS LIABILITIES - 0.04%		3,751

NET ASSETS - 100.00%		$ 10,641,236

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2008.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
June 30, 2008 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $9,939,475)	$ 10,637,485
Receivables:
Dividends and Interest	22,207
Total Assets	10,659,692
Liabilities:
Accrued Management Fees	18,456
Total Liabilities	18,456
Net Assets	$ 10,641,236

Net Assets Consist of:
Paid In Capital	$ 10,124,089
Accumulated Undistributed Net Investment Income	25,733
Accumulated Undistributed Realized Loss on Investments	(220,532)
Unrealized Appreciation in Value of Investments	711,946
Net Assets, for 881,845 Shares Outstanding	$ 10,641,236

Net Asset Value Per Share	$ 12.07

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the six months ended June 30, 2008

Investment Income:
Dividends (net of $448 of foreign tax withheld)	$ 106,393
Interest	10,740
Total Investment Income	117,133

Expenses:
Advisory Fees (Note 3)	102,142
Total Expenses	102,142

Net Investment Income	14,991

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(155,676)
Net Change in Unrealized Appreciation on Investments	448,914
Realized and Unrealized Gain on Investments	293,238

Net Increase in Net Assets Resulting from Operations	$ 308,229

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2008	12/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 14,991	$ 31,294
Net Realized Gain (Loss) on Investments	(155,676)	78,922
Capital Gain Distributions from Portfolio Companies	-	12,864
Unrealized Appreciation (Depreciation) on Investments	448,914	(1,326,402)
Net Increase (Decrease) in Net Assets Resulting from Operations	308,229	(1,203,322)

Distributions to Shareholders:
Net Investment Income	-	(20,552)
Return of Capital	-	-
Realized Gains	-	(7,691)
Total Distributions Paid to Shareholders	-	(28,243)

Capital Share Transactions (Note 4)	68,247	1,131,879

Total Increase (Decrease) in Net Assets	376,476	(99,686)

Net Assets:
Beginning of Year	10,264,760	10,364,446

End of Year (Including Undistributed Net Investment Income of $14,991
and $10,742, respecitvely)	$ 10,641,236	$ 10,264,760

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	6/30/2008		12/31/2007	12/31/2006	12/31/2005	12/31/2004

Net Asset Value, at Beginning of Year	$ 11.71		$ 13.02	$ 11.45	$ 11.69	$ 9.86

Income From Investment Operations:
Net Investment Income *	0.02		0.04	0.01	0.02	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	0.34		(1.32)	1.61	(0.19)	1.81
Total from Investment Operations	0.36		(1.28)	1.62	(0.17)	1.84

Distributions:
Net Investment Income	-		(0.02)	(0.01)	(0.02)	(0.01)
Return of Capital	-		-	(0.04)	(0.05)	-
Realized Gains	-		(0.01)	-	-	-
Total from Distributions	-		(0.03)	(0.05)	(0.07)	(0.01)

Net Asset Value, at End of Year	$ 12.07		$ 11.71	$ 13.02	$ 11.45	$ 11.69

Total Return **	3.07%		(9.82)%	14.22%	(1.46)%	18.66%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,641		$ 10,265	$ 10,364	$ 7,459	$ 5,626
Ratio of Expenses to Average Net Assets	1.98%	***	2.25%	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	0.29%	***	0.28%	0.10%	0.02%	0.27%
Portfolio Turnover	1.55%		35.88%	16.27%	62.82%	5.57%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 (UNAUDITED)

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 (UNAUDITED)

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -  quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value:

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                        $10,637,485                        $         -

Level 2 – Significant Other Observable Inputs                       -                                    -

Level 3 – Significant Unobservable Inputs                             -                                    -

Total                                                                      $10,637,485                         $         -

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 (UNAUDITED)

computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the six months ending June 30, 2008, the Adviser earned a fee of $102,142 from the Fund. At June 30, 2008 the Fund owed the Adviser $18,456.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.  For the six months ending June 30, 2008, the Fund paid Syndicated Capital brokerage commissions of $96 which constituted 100% of commissions paid by the Fund.

Note 4. Capital Share Transactions

Paid in capital at June 30, 2008 was $10,124,089 representing 881,845 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Six Months Ending 6/30/2008		Year Ending 12/31/2007
	Shares	Amount	Shares	Amount
Shares sold	34,152	$405,872	148,430	$1,979,837
Shares issued in reinvestment of dividends	-	-	2,339	27,620
Shares redeemed	(29,017)	(337,625)	(69,949)	(875,578)
Net increase	5,135	$68,247	80,820	$1,131,879

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 (UNAUDITED)

Note 5. Investment Transactions

For the six months ending June 30, 2008, purchases and sales of investment securities other than short-term investments aggregated $150,519 and $538,734, respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2008 was $9,939,475.

At June 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$2,255,147	($1,557,137)	$698,010

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Net Investment Income	$14,991
Realized Loss	(155,676)
Unrealized appreciation	448,914
$308,229

The tax character of distributions paid during the six months ended June 30, 2008, and year ended December 31, 2007 was as follows.

	2008	2007
Ordinary Income	$0	$20,552
Return of Capital	0	0
Capital Gain	0	7,691
	$0	$28,243

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007. FASB Interpretation No. 48 requires the that tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted they reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 (UNAUDITED)

1940, as amended. As of December 31, 2007, Pershing LLC held for the benefit of others, in aggregate, owned approximately 75% of the Fund’s shares and may be deemed to control the Fund.

Camco Investors Fund
Expense Illustration
June 30, 2008 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2008	June 30, 2008	January 1, 2008 to June 30, 2008

Actual	$1,000.00	$1,030.74	$10.00
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.02	$9.92

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

JUNE 30, 2008 (UNAUDITED)

Non-Interested Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 75	Trustee	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 62	Trustee	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc.(1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 72	Trustee	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company)(2000 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Dennis M. Connor[1],[2] Age: 51	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus[1] Age:67	Treasurer and Chief Compliance Officer	N/A	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz[1] Age: 49	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management, Inc.

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 30, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 8, 2008

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date September 8, 2008